UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

WHITE DENTAL SUPPLY, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-140276	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11677 N. 91st Place
Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(480) 330-1922

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 28, 2009, the Audit Committee of the Registrant approved the dismissal of Moore & Associates, Chartered as its certifying independent registered public accountants.  None of the reports of Moore & Associates, Chartered on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Moore & Associates, Chartered's report on our financial statements as of and for the years ended December 31, 2008 and 2007.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore & Associates, Chartered's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

As of July 28, 2009, the Registrant has engaged De Joya Griffith & Company, LLC, 2580 Anthem Village Dr., Henderson, Nevada 89052, as its independent registered public accounting firm commencing July 20, 2009, for the fiscal year ended December 31, 2009.  During the most recent two fiscal years through Moore & Associates, Chartered, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Moore & Associates, Chartered with a copy of the disclosures under this Item 4.01 and has requested that Moore & Associates, Chartered provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Moore & Associates, Chartered is filed herewith.

ITEM 9.01 EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter from Moore & Associates, Chartered

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE DENTAL SUPPLY, INC.
(Registrant)

Signature	Title	Date

/s/ Nancy White	President and CEO	August 3, 2009
Nancy White

/s/ Michael White	Secretary	August 3, 2009
Michael White

/s/ Michael White	Chief Financial Officer	August 3, 2009
Michael White